UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2004

LEAPFROG ENTERPRISES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-31396	95-4652013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Hollis Street, Suite 150 Emeryville, California	94608-1071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 420-5000

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release dated February 10, 2004 entitled, “LeapFrog Enterprises, Inc. Reports 2003 Net Income up 67% on Sales Increase of 28%”

Item 12. Results of Operations and Financial Conditions

On February 10, 2004, we issued a press release that announced our financial results for the fourth quarter and year ended December 31, 2003. A copy of this press release entitled, “LeapFrog Enterprises, Inc. Reports 2003 Net Income up 67% on Sales Increase of 28%” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeapFrog Enterprises, Inc.
(Registrant)

Date: February 10, 2004	By:	/s/ James P. Curley
James. P. Curley Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 10, 2004 entitled, “LeapFrog Enterprises, Inc. Reports 2003 Net Income up 67% on Sales Increase of 28%”